Exhibit 24

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Mary Jane Fortin and each of them (with full power to each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 21, 2018

/s/ Maureen A. Buckley
Maureen A. Buckley Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned Controller of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Mary Jane Fortin and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2018

/s/ Eric K. Ferren
Eric K. Ferren Controller

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Mary Jane Fortin and Mario Imbarrato and each of them (with full power to each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2018

/s/ Angela K. Fontana
Angela K. Fontana Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director and Chief Executive Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Mario Imbarrato and each of them (with full power to each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2018

/s/ Mary Jane Fortin
Mary Jane Fortin Director and Chief Executive Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Mary Jane Fortin and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 18, 2018

/s/ John R. Hurley
John R. Hurley Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director and Chief Financial Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Mary Jane Fortin and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2018

/s/ Mario Imbarrato
Mario Imbarrato Director and Chief Financial Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Mary Jane Fortin and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2018

/s/ Samuel H. Pilch
Samuel H. Pilch Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Mary Jane Fortin and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 14, 2018

/s/ John R. Raben, Jr.
John R. Raben, Jr. Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Mary Jane Fortin and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2018

/s/ P. John Rugel
P. John Rugel Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Mary Jane Fortin and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2018

/s/ Brian P. Stricker
Brian P. Stricker Director